UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 31, 2008

IGI, INC.
(Exact name of registrant as specified in charter)

DELAWARE	001-08568	01-0355758
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	file number)	Identification Number)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices)(Zip Code)

(856) 697-1441
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.	Results of Operations and Financial Condition.

      On March 31, 2008, IGI, Inc. (the "Company") issued a press release announcing the Company's earnings for the fourth quarter and the full year ending December 31, 2007 and certain other information. A copy of the press release is attached hereto as Exhibit 99.1 The press release is being furnished and shall not be deemed to be filed.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

Exhibit 99.1	IGI, Inc. Press Release dated March 31, 2008

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

Date: April 4, 2008	By:/s/ Carlene Lloyd

Name: Carlene Lloyd
Title: Vice President of Finance

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	IGI, Inc. Press Release dated March 31, 2008

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